Exhibit 24.1

ATTACHMENT A

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to (a) the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (“Debt Securities”); (ii) shares of common stock, no par value (“Common Stock”); (iii) shares of preferred stock, which may or may not be convertible into Common Stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock, including in a rights offering for the Corporation’s existing shareholders, and (b) the resale of Common Stock by the Fire Victim Trust; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

The actions described above shall be effective on the date set forth below.

/s/ Rajat Bahri	/s/ Cheryl F. Campbell
Rajat Bahri	Cheryl F. Campbell
Feb 22, 2021	Feb 18, 2021

/s/ Kerry W. Cooper	/s/ Jessica L. Denecour
Kerry W. Cooper	Jessica L. Denecour
Feb 17, 2021	Feb 17, 2021

/s/ Mark E. Ferguson, III	/s/ Robert C. Flexon
Mark E. Ferguson, III	Robert C. Flexon
Feb 18, 2021	Feb 19, 2021

/s/ W. Craig Fugate	/s/ Arno L. Harris
W. Craig Fugate	Arno L. Harris
Feb 18, 2021	Feb 18, 2021

/s/ Michael R. Niggli	/s/ Patricia K. Poppe
Michael R. Niggli	Patricia K. Poppe
Feb 22, 2021	Feb 18, 2021

/s/ Dean L. Seavers	/s/ William L. Smith
Dean L. Seavers	William L. Smith
Feb 18, 2021	Feb 20, 2021

/s/ Oluwadara J. Treseder	/s/ Benjamin F. Wilson
Oluwadara J. Treseder	Benjamin F. Wilson
Feb 20, 2021	Feb 18, 2021

/s/ John M. Woolard
John M. Woolard
Feb 18, 2021

POWER OF ATTORNEY

Patricia K. Poppe, the undersigned, Chief Executive Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Chief Executive Officer (principal executive officer) of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to (a) the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (“Debt Securities”); (ii) shares of common stock, no par value (“Common Stock”); (iii) shares of preferred stock, which may or may not be convertible into Common Stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock, including in a rights offering for the Corporation’s existing shareholders, and (b) the resale of Common Stock by the Fire Victim Trust; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Patricia K. Poppe
Patricia K. Poppe
Feb 18, 2021

POWER OF ATTORNEY

Christopher A. Foster, the undersigned, Vice President and Interim Chief Financial Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Interim Chief Financial Officer (principal financial officer) of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to (a) the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (“Debt Securities”); (ii) shares of common stock, no par value (“Common Stock”); (iii) shares of preferred stock, which may or may not be convertible into Common Stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock, including in a rights offering for the Corporation’s existing shareholders, and (b) the resale of Common Stock by the Fire Victim Trust; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Christopher A. Foster
Christopher A. Foster
Feb 19, 2021

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President and Controller of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU , and each of them, as his attorneys-in- fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A)

an automatically effective registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to (a) the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured (“Debt Securities”); (ii) shares of common stock, no par value (“Common Stock”); (iii) shares of preferred stock, which may or may not be convertible into Common Stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock, including in a rights offering for the Corporation’s existing shareholders, and (b) the resale of Common Stock by the Fire Victim Trust; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ David S. Thomason
David S. Thomason
Feb 22, 2021